AMENDMENT OF 1993 PLEDGE AGREEMENT


         This AMENDMENT OF 1993 PLEDGE AGREEMENT ("Amendment"), is entered into as of March 3, 1997, by and among ELSINORE CORPORATION (the "Company"), ELSUB MANAGEMENT CORPORATION ("EMC"), PALM SPRINGS EAST LIMITED PARTNERSHIP ("PSELP" and together with the Company and EMC, "Pledgors"), and FIRST TRUST NATIONAL ASSOCIATION, a national association ("Trustee"). All capitalized words not otherwise defined herein are used as defined in the Amended and Restated Indenture referred to in Paragraph D below.

                               Factual Background

         A. The Company and EMC and Trustee entered into a certain Pledge Agreement dated as of October 8, 1993 (the "1993 Pledge Agreement"). In the 1993 Pledge Agreement, the Company and EMC pledged to Trustee and granted Trustee a security interest in certain Pledged Collateral as identified therein, to secure the "Indenture Obligations," as defined in that certain Indenture dated as of October 8, 1993 by and among the Company, certain Guarantors named therein, and Trustee (the "Original Indenture"). Pursuant to the Original Indenture, the Company issued the Original Notes in the aggregate principal amount of $60,000,000, bearing interest at 12 1/2% with a stated maturity date of October 1, 2000.

         B. The Company, Guarantors, and the Senior Noteholders entered into a certain Note and Stock Purchase Agreement dated October 11, 1994, whereby the Company issued the Senior Notes, pursuant to a Waiver of Compliance dated as of October 13, 1994, executed by Trustee, the Company, and the Guarantors. The Company and EMC and the Senior Noteholders entered into a certain Pledge Agreement dated October 14, 1994 (the "Senior Pledge Agreement") in which the Company and EMC pledged to the Senior Noteholders and granted the Senior Noteholders a security interest in the Pledged Collateral to secure certain obligations under the Senior Note Documents. Trustee, the Company, the Guarantors, and the Senior Noteholders also entered into a certain Intercreditor Agreement dated as of October 14, 1994 (the "Intercreditor Agreement") whereby, among other things, the Trustee subordinated its interests in the Pledged
Collateral under the 1993 Pledge Agreement to the interests of the Senior Noteholders in the Pledged Collateral under the Senior Pledge Agreement.

          C. On October 31, 1995, the Company filed a Chapter 11 bankruptcy reorganization case in the United States Bankruptcy Court for the District of Nevada (the "Court"), Case No. 95-24685RCJ. On August 9, 1996, the Court entered its Order Confirming Chapter 11 Plan of Reorganization (the "Order") confirming the Plan of Reorganization (the "Plan") as identified in the Order.

          D. Pursuant to the Order and the Plan, the parties to the Original Indenture entered into a certain Amended and Restated Indenture dated as of March 3, 1997 providing, among other things, for the issuance of Amended and Restated Notes in the aggregate principal amount of $30,000,000, bearing interest at 13 1/2% with a stated maturity date of August 20, 2001. Each of the Original Notes are to be exchanged for an Amended and Restated Note in a principal amount equal to 52.6315% of the unpaid principal amount of the Original Note.

          E. Pursuant to the Order and the Plan, the Company and the Senior Noteholders have executed a certain Amended and Restated Note Agreement dated as of March 3, 1997 providing for the exchange of the Senior Notes for Amended and Restated Senior Notes.

          F. The parties desire to amend the 1993 Pledge Agreement as set forth below.

                                    Amendment

          1. All references in the 1993 Pledge Agreement to the Indenture shall henceforth refer to the Amended and Restated Indenture. All references in the 1993 Pledge Agreement to any documents or instruments which were amended in connection with the Amended and Restated Indenture shall refer to such documents or instruments as so amended. All capitalized terms in the 1993 Pledge Agreement which are not otherwise defined therein shall have the meanings set forth in the Amended and Restated Indenture.

          2. As additional collateral security for the indefeasible payment and performance in full of the Indenture Obligations, each Pledgor hereby pledges, assigns, transfers, sets over and delivers to the Trustee and hereby grants the Trustee a continuing security interest in all of the right, title and interest of the Pledgors in, to and under any and all of the following described property, rights and interests (such property, rights and interests to be included in the definition of "Pledged Collateral"):

                   (a) all of PSELP's right, title and interest in the Restated Commercial Promissory Note of the 29 Palms Band of Mission Indians Tribe (the "29 Palms Band") dated March ___, 1996 in the original principal amount of $9,000,000, all indebtedness evidenced thereby, and all proceeds thereof; and

                   (b)  all  of  PSELP's  right,   title  and  interest  in  the
Settlement Agreement between PSELP and the 29 Palms Band dated March 29, 1996 and all proceeds thereof.

          3. The parties hereby affirm each and every provision of the Intercreditor Agreement, including but not limited to the subordination of the interests of the Trustee in the Pledged Collateral under the 1993 Pledge Agreement, as amended herein, to the interests of the Senior Noteholders in the Pledged Collateral under the Senior Pledge Agreement, as amended and restated.

          4.  Section 7(e) of the 1993 Pledge Agreement is hereby deleted.

          5. PSELP agrees to be bound by all terms and conditions of the 1993 Pledge Agreement, as amended hereby, as fully as if it were an original signatory to such agreement.

          6. Except as expressly amended herein, the 1993 Pledge Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Pledgors and the Trustee have caused this Amendment of 1993 Pledge Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and first written above.

                                  ELSINORE CORPORATION


                                  By:  __________________________
                                  Title: _________________________

                                  ELSUB MANAGEMENT CORPORATION


                                  By:  __________________________
                                  Title: _________________________

                                  PALM SPRINGS EAST LIMITED PARTNERSHIP


                                  By:  __________________________
                                  Title: _________________________


                                  FIRST TRUST NATIONAL ASSOCIATION,
                                  a national association, as Trustee


                                  By:  __________________________
                                  Title: _________________________